UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
(Address of principal executive offices)                               (Zip Code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: Last day of February

Date of reporting period: February 29, 2016

Item 1. REPORT TO STOCKHOLDERS.

Annual Report 2016
For the fiscal year ended February 29, 2016

Arin Large Cap Theta Fund

ARIN RISK ADVISORS
LLC

Where smart money becomes brilliant.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Arin Large Cap Theta Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Arin Large Cap Theta Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Arin Large Cap Theta Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Arin Large Cap Theta Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: common stocks, ETF risks, futures risk, general market risk, investment advisor risk, large-cap securities risk, operating risk, risks from purchasing options, risks from writing options, and trading strategies based on volatility.  More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about April 29, 2016.

For More Information on Your Arin Large Cap Theta Fund:

See Our Web site @ arinllc.com
or
Call Our Shareholder Services Group at 800-773-3863.

200 Four Falls Corporate Center Suite 211 Conshohocken, PA 19428-2980 (610) 822-3400 ~ Fax (484) 351-8093 Email: jdesipio@arinllc.com www.arinllc.com

March 31, 2016

Dear Shareholders of the Arin Large Cap Theta Fund:

The world changed in 2015 as equity market volatility demonstrated an uptick compared to the past couple of years.  In contrast to 2014, when the market shrugged off slower economic growth, geopolitical events, weakening commodity prices, and competing currency devaluations, 2015 started to pay heed to these factors.  Such factors can impact markets and their associated levels of forecasted volatility.

According to data collected from Yahoo! Finance, market volatility rose in 2015.  Using the Chicago Board Options Exchange S&P 500 Index volatility measurement tool called the VIX Index, average expected volatility rose from 14.17 to 16.67 from 2014 to 2015.  Interestingly, the VIX's maximum value rose to 40.74 from 25.27 and its minimum value also rose to 11.95 versus 10.32.  The standard deviation of volatility or the volatility of volatility increased 65% over the two-year period.

The Arin Large Cap Theta Fund ("Theta") outpaced the return offered by a passive investment in the S&P 500 Index for the fiscal year ended February 29, 2016.  The main reason for this outperformance was the ability to monetize the portfolio insurance during several downward market moves.  The portfolio may not always own insurance but there is typically some type of volatility mitigation position held within Theta.

Central banks around the globe seem to embrace the 'fallacy of composition."  This logical fallacy is based on theidea that if their central bank lowers the value of their currency, their country will be able to export more goods and services and their population will buy fewer imported goods.  This logic holds true only to the extent other central bankers do not respond with a similar strategy of lowering the value of their own currency.  In plain language, if we are all seated at an event and I stand to improve my relative position, I enjoy a better view only to the extent that all of the other audience members remain seated.  To the extent other audience members stand, my view is no longer unobstructed and I may suffer the same undesirable view as when I was seated.  The cost of this action is that now we are all less comfortable since we must stand for the performance as opposed to being comfortably seated.  The back and forth of central bank actions strikes me as quite similar to this form of argument.  The expansion of the monetary base is usually stimulating in an economic slowdown (so long as the velocity of money remains somewhat constant), but may be much less effective if other trading partners follow the same currency weakening strategy.  Sadly, in the current environment, it seems as though all central bankers read the same playbook and we may find all economies will suffer the fate of higher levels of debt and lower levels of production, as capital flows to debt payments and away from productive activities.

The specific returns of the Fund as of the most recent calendar quarter ended March 31, 2016 are as follows:

Average Annual Total Return (Unaudited)	One Year	Since Inception*	Net Expense Ratio**	Gross Expense Ratio***
Arin Large Cap Theta Fund -Institutional Class Shares	2.64%	4.47%	0.68%	3.40%
Arin Large Cap Theta Fund – Advisor Class Shares	2.15%	4.59%	1.08%	3.80%
S&P 500 Stock Index****	1.78%	10.21%	N/A	N/A

The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at 800-773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

*The Fund's inception date was August 14, 2013 for the Institutional Class Shares and September 3, 2013 for the Advisor Class Shares.  The Fund's one-year performance return on the Institutional Class Shares was (1.61)% and the performance return on the Advisor Class Shares was (1.88)% for the fiscal year ended February 29, 2016, compared to the S&P 500 Stock Index performance return of (6.19)% for the same period.

**The Advisor has entered into an Operating Plan with the Administrator, through June 30, 2016, under which it has agreed to (i) make payments to the administrator based upon the Fund's net assets according to a schedule included in the Operating Plan and (ii) assume certain expenses of the Fund outlined in the Operating Plan. These measures are intended to limit the Fund's operating expenses to 0.68% of the average daily net assets, exclusive of taxes, interest, brokerage fees and commissions, distribution and/or service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses. The Operating Plan can only be terminated at the conclusion of the then-current term by notice of non-renewal to a party or mutual agreement of the parties. The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.

***Gross expense ratio includes acquired fund fees and expenses and interest and dividends on securities sold short. The gross expense ratio shown does not reflect the effect that the Operating Plan between the Advisor and the Administrator has on expenses.

****You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

No matter which direction the market takes, Theta will attempt to position the portfolio for stable returns and muted risk.  If market volatility continues to rise, we expect more trading opportunities which we hope to navigate well to produce superior market returns.
Please feel free to contact us at 800-773-3863 to discuss the Arin Large Cap Theta Fund and our investment approach.

Very truly yours,

Joe DeSipio, CFA, FRM
Arin Risk Advisors, LLC

The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Arin Large Cap Theta Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from August 14, 2013 (Date of Initial Public Investment) through February 29, 2016

Comparison of the Change in Value of a $25,000 Investment

The graph above assumes an initial $25,000 investment at August 14, 2013 (Date of Initial Public Investment) and represents the reinvestment of all dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is for illustrative purposes only.

Average Annual Total Returns
				Gross	Net
As of	One	Since	Inception	Expense	Expense
February 29, 2016	Year	Inception	Date	Ratio*	Ratio*
Institutional	-1.61%	3.54%	08/14/13	3.40%	0.81%
S&P 500 Total Return Index	-6.19%	7.75%	N/A	N/A	N/A

* The gross and net expense ratios shown are from the Fund's prospectus dated June 29, 2015 and includes acquired fund fees and expenses.  The gross expense ratio does not reflect the effect that the Operating Plan between the Advisor and the Administrator has on expenses.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.arinllc.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Arin Large Cap Theta Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from September 3, 2013 (Date of Initial Public Investment) through February 29, 2016

Comparison of the Change in Value of a $25,000 Investment

The graph above assumes an initial $25,000 investment at September 3, 2013 (Date of Initial Public Investment) and represents the reinvestment of all dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is for illustrative purposes only.

Average Annual Total Returns
				Gross	Net
As of	One	Since	Inception	Expense	Expense
February 29, 2016	Year	Inception	Date	Ratio*	Ratio*
Advisor - No Sales Load	-1.88%	3.69%	09/03/13	3.80%	1.21%
S&P 500 Total Return Index	-6.19%	9.08%	N/A	N/A	N/A

* The gross and net expense ratios shown are from the Fund's prospectus dated June 29, 2015 and includes acquired fund fees and expenses.  The gross expense ratio does not reflect the effect that the Operating Plan between the Advisor and the Administrator has on expenses.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.arinllc.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Arin Large Cap Theta Fund

Schedule of Investments

As of February 29, 2016
			Shares	Value (Note 1)

EXCHANGE-TRADED FUND - 6.60%
SPDR S&P 500 ETF Trust			2,000	$386,700

Total Exchange-Traded Fund (Cost $331,730)				386,700

TREASURY BILL - 51.17%	Principal	Yield	Maturity Date
United States Treasury Bill (a)	$3,000,000	0.000%	4/14/2016	2,998,986

Total Treasury Bill (Cost $2,999,555)				2,998,986

SHORT-TERM INVESTMENT - 40.23%			Shares
§	Fidelity Institutional Money Market Funds, 0.35%		2,357,426	2,357,426

Total Short-Term Investment (Cost $2,357,426)				2,357,426

PUT OPTIONS PURCHASED - 0.52%	Number of Contracts	Exercise Price	Expiration Date
* S&P 500 Index Call Option	20	$1,850	3/24/2016	30,500

Total Put Options Purchased (Cost $25,021)				30,500

Total Value of Investments (Cost $5,713,732) - 98.52%				$5,773,612

Options Written (Premiums Received $43,959) - (1.07)%				(62,800)

Other Assets Less Liabilities - 2.55%				149,637

Net Assets - 100%				$5,860,449

* Non-income producing investment
§ Represents 7 day effective yield

(a)	All or a portion of this security is held as collateral for options written.

				(Continued)

Arin Large Cap Theta Fund

Schedule of Investments - Continued

As of February 29, 2016
				Value (Note 1)

PUT OPTIONS WRITTEN - 1.07%	Number of Contracts	Exercise Price	Expiration Date
* S&P 500 Index Call Option	20	$1,800	3/24/2016	$18,100
* S&P 500 Index Call Option	20	1,940	3/4/2016	44,700
				62,800

Total Put Options Written (Premiums Received $43,959)				$62,800

Summary of Investments
(Unaudited)		% of Net
		Assets	Value
Exchange-Traded Fund		6.60%	$386,700
Treasury Bill		51.17%	2,998,986
Short-Term Investment		40.23%	2,357,426
Put Options Purchased		0.52%	30,500
Put Options Written		-1.07%	(62,800)
Other Assets Less Liabilities		2.55%	149,637
Total		100.00%	$5,860,449

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statement of Assets and Liabilities

As of February 29, 2016

Assets:
Investments, at value (cost $5,713,732)	$5,773,612
Receivables:
Investments sold	293,041
Fund shares sold	83
Dividends and interest	455

Total assets	6,067,191

Liabilities:
Options written, at value (premiums received $43,959)	62,800
Due to Broker	140,393
Accrued expenses:
Advisory fees	1,979
Administration fees	1,385
Interest expense	163
Distribution and service fees	22

Total liabilities	206,742

Net Assets	$5,860,449

Net Assets Consist of:
Paid in Capital	$5,905,999
Accumulated net investment loss	(5,282)
Accumulated net realized loss on investments and written options	(81,307)
Net unrealized appreciation on investments and written options	41,039

Total Net Assets	$5,860,449

Institutional shares outstanding, no par value (unlimited authorized shares)	573,562
Net Assets	$5,782,982
Net Asset Value, Offering Price and Redemption Price Per Share	$10.08

Advisor shares outstanding, no par value (unlimited authorized shares)	7,666
Net Assets	$77,467
Net Asset Value, Offering Price and Redemption Price Per Share	$10.11

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statement of Operations

For the fiscal year ended February 29, 2016

Investment Income:
Dividends	$14,720
Interest	5,074

Total Investment Income	19,794

Expenses:
Advisory fees (note 2)	27,031
Administration fees (note 2)	18,921
Interest expense	697
Distribution and service fees - Advisor Class Shares (note 3)	303

Total Expenses	46,952

Net Investment Loss	(27,158)

Realized and Unrealized Gain (Loss) on Investments and Options Written

Net realized gain (loss) from:
Investments	$(590,326)
Options Written	607,367
Net realized gain on investments and options written	17,041

Change in unrealized appreciation on:
Investments	(70,875)
Options Written	(26,116)
Net change in unrealized appreciation on investments and options written	(96,991)

Net Realized and Unrealized Loss on Investments and Options Written	$(79,950)

Net Decrease in Net Assets Resulting from Operations	$(107,108)

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statements of Changes in Net Assets

		February 29,		February 28,
For the fiscal years ended		2016		2015

Operations:
Net investment loss		$(27,158)		$(36,425)
Net realized gain from investments and
options written		17,041		407,583
Net change in unrealized appreciation (depreciation) on
investments and options written		(96,991)		(55,663)

Net Increase (Decrease) in Net Assets Resulting from Operations		(107,108)		315,495

Distributions to Shareholders:
Net realized gain
Institutional Class Shares		(321,183)		(74,034)
Advisor Class Shares		(3,996)		(629)

Net Decrease in Net Assets Resulting from Distributions		(325,179)		(74,663)

Capital Share Transactions:
Shares sold		2,193,027		3,162,251
Reinvested distributions		250,299		33,591
Shares repurchased		(4,088,409)		(1,419,065)

Net Increase (Decrease) in Capital Share Transactions		(1,645,083)		1,776,777

Net Increase (Decrease) in Net Assets		(2,077,370)		2,017,609

Net Assets:
Beginning of Year		7,937,819		5,920,210
End of Year		$5,860,449		$7,937,819

Accumulated Net Investment Loss		$(5,282)		$-

	February 29,		February 28,
Share Information:	2016		2015
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	205,305	$2,184,581	298,812	$3,140,151
Reinvested distributions	23,391	246,303	3,209	32,962
Shares repurchased	(384,107)	(4,084,963)	(134,076)	(1,415,765)
Net Increase (Decrease) in Capital Shares	(155,411)	$(1,654,079)	167,945	$1,757,348

Advisor Class Shares	Shares	Amount	Shares	Amount
Shares sold	800	$8,446	2,084	$22,100
Reinvested distributions	378	3,996	61	629
Shares repurchased	(329)	(3,446)	(313)	(3,300)
Net Increase in Capital Shares	849	$8,996	1,832	$19,429

See Notes to Financial Statements

Arin Large Cap Theta Fund

Financial Highlights
	Institutional Class Shares
For a share outstanding during the fiscal	February 29,		February 28,
years or period ended	2016		2015		2014	(f)

Net Asset Value, Beginning of Period	$10.79		$10.46		$10.00

Income (Loss) from Investment Operations
Net investment loss	(0.04)	(h)	(0.05)	(h)	(0.01)
Net realized and unrealized gain (loss) on investments
and options written	(0.11)	(h)	0.48	(h)	0.67

Total from Investment Operations	(0.15)		0.43		0.66

Less Distributions:
Net realized gain on investment transactions	(0.56)		(0.10)		(0.20)

Total Distributions	(0.56)		(0.10)		(0.20)

Net Asset Value, End of Period	$10.08		$10.79		$10.46

Total Return (a)	(1.61)%		4.11%		6.67%	(c)

Net Assets, End of Period (in thousands)	$5,783		$7,864		$5,868

Ratios of:
Gross Expenses to Average Net Assets (d)(g)	0.69%		0.71%		0.85%	(b)
Net Expenses to Average Net Assets (d)(g)	0.69%		0.71%		0.85%	(b)
Net Investment Loss to Average Net Assets (e)	(0.40)%		(0.49)%		(0.43)%	(b)

Portfolio turnover rate	0.00%		0.00%		0.00%	(c)

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b) Annualized.
(c) Not Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f)	For a share outstanding during the period from August 14, 2013 (Date of Initial Public Investment) to February 28, 2014.
(g)	Includes interest expense of 0.01% for the year ended February 29, 2016, 0.03% for the year ended February 28, 2015, and 0.17% for the period ended February 28, 2014.
(h) Calculated using the average shares method.

See Notes to Financial Statements					(Continued)

Arin Large Cap Theta Fund

Financial Highlights
	Advisor Class Shares
For a share outstanding during the fiscal	February 29,		February 28,
years or period ended	2016		2015		2014	(f)

Net Asset Value, Beginning of Period	$10.85		$10.48		$10.00

Income (Loss) from Investment Operations
Net investment loss	(0.08)	(h)	(0.10)	(h)	(0.03)
Net realized and unrealized gain (loss) on investments
and options written	(0.10)	(h)	0.57	(h)	0.70

Total from Investment Operations	(0.18)		0.47		0.67

Less Distributions:
Net realized gain on investment transactions	(0.56)		(0.10)		(0.19)

Total Distributions	(0.56)		(0.10)		(0.19)

Net Asset Value, End of Period	$10.11		$10.85		$10.48

Total Return (a)	(1.88)%		4.48%		6.75%	(c)

Net Assets, End of Period (in thousands)	$77		$74		$52

Ratios of:
Gross Expenses to Average Net Assets (d)(g)	1.09%		1.11%		1.24%	(b)
Net Expenses to Average Net Assets (d)(g)	1.09%		1.11%		1.24%	(b)
Net Investment Loss to Average Net Assets (e)	(0.80)%		(0.90)%		(0.78)%	(b)

Portfolio turnover rate	0.00%		0.00%		0.00%	(c)

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b) Annualized.
(c) Not Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f)	For a share outstanding during the period from September 3, 2013 (Date of Initial Public Investment) to February 28, 2014.
(g)	Includes interest expense of 0.01% for the year ended February 29, 2016, 0.03% for the year ended February 28, 2015, and 0.17% for the period ended February 28, 2014.
(h) Calculated using the average shares method.

See Notes to Financial Statements

Arin Large Cap Theta Fund

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Arin Large Cap Theta Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund's investment advisor, Arin Risk Advisors, LLC (the "Advisor"), seeks to achieve the Fund's investment objective by investing in a portfolio of common stocks, exchange-traded funds ("ETFs"), and futures contracts, while also engaging in options trades that the Advisor believes will be profitable due to perceived pricing discrepancies in the options market.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Advisor Class Shares are subject to distribution and service fees which are further discussed in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment for the Institutional Class Shares was August 14, 2013.  The Date of Initial Public Investment for the Advisor Class Shares was September 3, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g. if the exchange on which a security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation), or which cannot be accurately valued using the Fund's normal pricing procedures, are valued at fair value as determined in good faith under policies approved by the Trustees. A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.

Option Valuation
Options are valued at the mean of the last quoted bid and ask prices as of 4:00 p.m. Eastern Time (the "Valuation Time"). Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or National Best Bid/Offer (NBBO) pricing information provided by the pricing services. If there is an ask price but no bid price at the Valuation Time, the option shall be priced at the mean of zero and the ask price at the Valuation Time.  An option should be valued using fair value pricing when (i) a reliable last quoted ask price at the Valuation Time is not readily available or (ii) the Fund's investment advisor or Fund management does not believe the prices provided by the pricing services reflect the market value of such option.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of February 29, 2016 for the Fund's investments measured at fair value:

Investments (a)	Total	Level 1	Level 2	Level 3
Assets
Exchange-Traded Fund	$386,700	$386,700	$-	$-
Treasury Bill	2,998,986	-	2,998,986	-
Short-Term Investment	2,357,426	2,357,426	-	-
Put Options Purchased	30,500	-	30,500	-
Total Assets	$5,773,612	$2,744,126	$3,029,486	$-

Liabilities
Put Options Written	$62,800	$-	$62,800	$-
Total Liabilities	$62,800	$-	$62,800	$-

(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the fiscal year ended February 29, 2016.  The Fund did not hold any Level 3 securities during the year.  Please refer to the Schedule of Investments for industry classification.  It is the Fund's policy to recognize transfers at the end of the year.

Purchased Options
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Written options are non-income producing securities.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

A summary of option contracts written by the Fund during the fiscal year ended February 29, 2016 were as follows:

Option Contracts Written for the fiscal year ended February 29, 2016	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	40	$32,449
Options written	1,832	3,258,287
Options closed	(1,312)	(2,655,071)
Options expired	(520)	(591,706)
Options Outstanding, End of Year	40	$43,959

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statement of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The derivative instruments outstanding as of February 29, 2016 are disclosed below and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of February 29, 2016:

Derivative Type	Location	Value
Options Purchased	Assets-Investments, at value	$30,500
Options Written	Liabilities-Options written, at value	$62,800

The following table sets forth the effect of the option contracts on the Statement of Operations for the fiscal year ended February 29, 2016:

Derivative Type	Location	Gains (Losses)
Equity Contracts – purchased options	Net realized loss from investments	$(634,359)
Equity Contracts – written options	Net realized gain from options written	$607,367

Equity Contracts – purchased options	Change in unrealized appreciation on investments	$31,230
Equity Contracts – written options	Change in unrealized depreciation on options written	$(26,116)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion and amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds ("ETFs").  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund's average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 0.40% of the average daily net assets of the Fund.  In accordance with these terms, the Fund incurred $27,031 in advisory fees for the fiscal year ended February 29, 2016.

Administrator
a) Fund Accounting and Administration Agreement:  The Nottingham Company provides the Fund with administrative, fund accounting, and compliance services.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.28% if the average daily net assets are under $250 million.  The Administrator is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.
(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

b) Operating Plan:  The Advisor has entered into an Operating Plan with the Administrator under which it has agreed to make the following payments to the Administrator: (i) when the Fund's assets are below $49 million, the Advisor pays the Administrator a fee based on the daily average net assets of the Fund; and (ii) when the consolidated fee collected by the Administrator is less than a designated minimum operating cost, then the Advisor pays the Administrator a fee that makes up the difference.  The Advisor is also obligated to pay the following Fund expenses under the Operating Plan: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act; (ii) expenses incurred in connection with the organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are in amounts greater than the limits or outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.
The Operating Plan may be terminated by either party at the conclusion of the then current term upon: (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Fund's administrator under the Operating Plan.  If the Operating Plan is terminated when the Fund is at lower asset levels, the administrator would likely need to terminate the Fund Accounting and Administration Agreement in order to avoid incurring expenses without reimbursement from the Advisor.  Unless other expense limitation arrangements were put in place, the Fund's expenses would likely increase.
Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Administrator for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Certain officers of the Trust may also be officers of the Advisor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Advisor Class Shares.  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.15% per annum of the Fund's average daily net assets attributable to the Advisor Class Shares, for payment to the Distributor.  The Plan also provides that the Fund may also incur expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets attributable to the Advisor Class Shares, for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended February 29, 2016, the Advisor Class Shares incurred $303 in fees.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

4.	Purchases and Sales of Investment Securities

For the fiscal year ended February 29, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$-	$293,041

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund's tax positions to be taken on the federal income tax return during the years/period ended February 28, 2014, February 28, 2015, and February 29, 2016, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

For the fiscal year ended February 29, 2016, the following reclassifications were made:

Undistributed Net Investment Income	$21,876
Accumulated Net Realized Loss	(21,876)

Distributions during the fiscal year ended were characterized for tax purposes as follows:

	Distributions from
For the Year Ended	Ordinary Income	Long-Term Capital Gains
02/29/2016	$121,739	$203,440
02/28/2015	26,754	47,909

At February 29, 2016, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$5,656,411

Unrealized Appreciation	$54,971
Unrealized Depreciation	(570)
Net Unrealized Appreciation	$54,401

Undistributed Long-Term Gains	17,334
Deferred Post- October Capital Losses	(112,003)
Deferred Late Year Ordinary Losses	(5,282)

Accumulated Deficit	$(45,550)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to mark to market of 1256 contracts.  For tax purposes, the current year post-October loss was $112,003, realized during the period from November 1, 2015 through February 29, 2016.  These losses will be recognized for tax purposes on the first business day of the Fund's next fiscal year, March 1, 2016.  The Fund has late year losses totaling $5,282.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

6.	Underlying Investment in Other Investment Company

The Fund currently invests a portion of its assets in the Fidelity Institutional Money Market Funds ("Fidelity Fund").  The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the Fidelity Fund.  The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at Fidelity's website www.fidelity.com or the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the Fund's financial statements.  As of February 29, 2016, the Fund's net assets invested in the Fidelity Fund were 40.23%.

7.	Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.	Borrowings

The Fund established a borrowing agreement with Interactive Brokers, LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.5% on the first $100,000 and Federal Funds rate plus 1% on the next $900,000. The average borrowing during the fiscal year was $226,714, and the average interest rate during the year was 1.68%.

Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The amount of borrowings by the Fund as of the fiscal year ended February 29, 2016 was $140,393.  Total interest expense for the year was $697 as reflected in the Statement of Operations.

9.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments in addition to the disclosure above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Starboard Investment Trust
and the Shareholders of the Arin Large Cap Theta Fund

We have audited the accompanying statement of assets and liabilities of the Arin Large Cap Theta Fund, a series of shares of beneficial interest of the Starboard Investment Trust (the "Fund"), including the schedule of investments, as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Arin Large Cap Theta Fund as of February 29, 2016, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 21, 2016

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended February 29, 2016.

During the fiscal year, the Fund paid a long-term capital gain distribution of $203,440.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2015 through February 29, 2016.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Institutional Class Shares	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,015.90	$3.46
	$1,000.00	$1,021.49	$3.47
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 0.69%, multiplied by 182/366 (to reflect one half year).

Advisor Class Shares	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,014.90	$5.46
	$1,000.00	$1,019.49	$5.47
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.09%, multiplied by 182/366 (to reflect one half year).

5.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund's Board of Trustees on May 21, 2015, the Trustees approved the continuation of the Investment Advisory Agreement through June 30, 2016.  In considering whether to approve the Investment Advisory Agreement for another term, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (iv) the Advisor's practices regarding brokerage and portfolio transactions; and (v) the Advisor's practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Advisor to the Trustees containing information about the advisory firm and its business. The memorandum provided information about the Advisor's finances, personnel, services to the Fund, investment advice, fees, and compliance program. It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund. The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services to be provided by the Advisor to the Fund including, without limitation, the Advisor's procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations, proposed efforts during the Fund's start-up phase, coordination of services for the Fund among the Fund's service providers, and efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor had recently retained a director of business development to increase Fund sales.  The Trustees noted that the Advisor seeks maximum relative total return by investing in a portfolio of common stocks, exchange-traded funds, and futures contracts, while also engaging in option trades that the Advisor believes will be profitable due to perceived pricing discrepancies in the options market.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor's business, the Advisor's compliance program, and the Advisor's Form ADV), the Board concluded that the nature, extent, and quality of services provided by the Advisor were satisfactory and adequate for the Fund.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

In considering the investment performance of the Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar investments objectives managed by other investment advisors, and applicable peer group data (e.g. Bloomberg peer group average).  The Trustees noted that the Fund had commenced operations for less than two years and its one year performance ended March 31, 2015 was lower than its peer group average (2.76% versus 6.09%).  The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective, policies, and limitations.  The Trustees also noted that the Fund's strategy was currently out of favor due to market conditions. After reviewing the short-term investment performance of the Fund, the Advisor's experience managing the Fund, the Advisor's historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund would be 0.40% of average daily net assets. The Trustees then reviewed the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance programs, policies, and procedures; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset level of the Fund; and the overall expenses of the Fund, including certain fee prior fee waivers and reimbursements by the Advisor and the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements of the Advisor and discussed the financial stability and profitability of the firm.  The Advisor responded to several questions about the financial condition of the firm and reviewed a profitability analysis with the Trustees. The Trustees noted that the Advisor either makes payments to the Administrator or directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund's annual operating expenses. The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts in the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor as well. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined the Fund's management fee was lower than the peer group average. The Trustees also determined the Fund's net expense ratio was lower than the comparable funds and the peer group average. The Trustees noted that the Fund was much smaller than the peer group average. The Trustees also noted that the Advisor's fee for separate account clients was similar to the management fee paid by the Fund.  Following further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors, the Trustees reviewed the Fund's operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale.  The Trustees then reviewed the Fund's fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund's asset levels and, therefore, did not reflect economies of scale.  The Trustees noted the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future.  It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.  The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Administrator since it utilized breakpoints.  The Trustees also noted that the Advisor had agreed to make payments to the Administrator at lower asset levels in order to help limit the Fund's expenses. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors. Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was approximately $0.01 per share.  After further review and discussion, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor's practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

6.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended February 29, 2016 from the Administrator for their services to the Fund and Trust under the Operating Plan.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Michael G. Mosley Age: 63	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	26	None.
Theo H. Pitt, Jr. Age: 79	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	26
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Leeward Investment Trust for its one series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

James H. Speed, Jr. Age: 62	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003.	26
Independent Trustee of the Brown Capital Management Mutual Funds for its four series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of Nottingham Investment Trust II for its four series from 2000 until 2010 and New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 55	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	26	None.
Other Officers
Katherine M. Honey Age: 42	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Matthew J. Beck Age: 27	Secretary	Since 05/15	General Counsel of The Nottingham Company since 2014.	n/a	n/a

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Ashley E. Harris Age: 32	Treasurer, Assistant Secretary, and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Stacey Gillespie Age: 41	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Arin Large Cap Theta Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Arin Risk Advisors, LLC
116 South Franklin Street	200 Four Falls Corporate Center
Post Office Box 69	Suite 211
Rocky Mount, North Carolina 27802-0069	Conshohocken, PA 19428-2980

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	arinllc.com

Item 2.	CODE OF ETHICS.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no substantive amendments during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, February 29, 2016, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2015	2016
Arin Large Cap Theta Fund	$11,250	$11,500

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended February 28, 2015 and February 29, 2016 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2015	2016
Arin Large Cap Theta Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year.

(e)(1)	The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended February 28, 2015 and February 29, 2016 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Date: May 3, 2016	Katherine M. Honey President and Principal Executive Officer Arin Large Cap Theta Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Date: May 3, 2016	Katherine M. Honey President and Principal Executive Officer Arin Large Cap Theta Fund

By: (Signature and Title)	/s/ Ashley E. Harris
Date: May 3, 2016	Ashley E. Harris Treasurer and Principal Financial Officer Arin Large Cap Theta Fund